January 14, 2008

CROFT FUNDS CORPORATION

Croft Value Fund

Croft Income Fund

Supplement to Prospectus Dated August 17, 2007

Notice of Change to Policy for Redemption of Shares

This supplement to the Prospectus dated August 17, 2007 provides new and additional information and should be retained and read in conjunction with the Prospectus.  Unless otherwise indicated, defined terms have the same meaning as in the Prospectus.

The following language replaces the information located on pages 13 and 14 in the “How to Redeem Shares” section of the Prospectus:

You may redeem shares by sending written request or fax, signed by the record owner(s), to:  Mutual Shareholder Services, LLC, the Fund’s transfer agent, at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.  You may also make the request by e-mail.  The request must specify the name of the Fund, the account number and the dollar or share amount to be redeemed.

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You may not redeem shares directly from the Funds by telephone.  If you have purchased those shares through a broker, you may redeem those shares through such broker consistent with the broker’s policies (which might permit telephone redemptions), the terms of any agreement with the broker governing the purchase and redemption of those shares, and the terms of any agreement governing the relationship between the broker and the Funds.  Under these circumstances, redemptions may be effected by telephone through such brokers.

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The redemption price is the net asset value per share next computed after receipt of the redemption request in proper form, minus any applicable redemption fee.  Payment on redemption will be made as promptly as possible and in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier’s checks) will be forwarded only upon collection of payment for the shares (collection of payment could take up to 15 days).  The Custodian will charge $20 for a Federal Reserve wire redemption payment made at your request.

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The Funds reserve the right to redeem shares if the account has a value of less than $2,000 due to redemptions.  If a Fund exercises its right to redeem such shares, you will be given written notice and will be allowed 30 days to make an additional investment in an amount that will increase the value of the account to at least $2,000.

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The Funds will pay cash for all shares redeemed, except under abnormal conditions that make payment in cash impractical.  In such an instance, payment may be made wholly or partly in liquid portfolio securities with a market value equal to the redemption price.  You may incur brokerage costs and taxes in converting such securities to cash.

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The Funds will deduct a 2.0% redemption fee from your redemption proceeds if you purchase shares and then redeem those shares within 30 days. Redemption fees are paid to the Fund, and are designed to deter excessive short-term trading and offset commissions and other costs associated with fluctuations in Fund asset levels caused by short-term trading. To calculate the holding period, shares held the longest will be treated as being redeemed first, and shares held shortest as being redeemed last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions (dividends and capital gains). The Funds may terminate or modify the terms of the redemption fee at any time, and may waive the redemption fee for special circumstances.

Croft Funds Corporation

Canton House, 300 Water Street

Baltimore, Maryland 21202

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.